DELAWARE GROUP GOVERNMENT FUND
Macquarie Strategic Income Fund (formerly, Delaware Strategic Income Fund)
(“Fund”)

Supplement to the Fund’s current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) dated November 29, 2024, as may be amended

Effective December 1, 2025 (Effective Date), Janaki Rao, Mansur Rasul, and Brendan Dillon will serve as the portfolio managers for the Fund. All references to other portfolio managers are removed from the Fund’s Summary Prospectus, Statutory Prospectus, and SAI. Also on the Effective Date, the changes set forth below will take place.
Under the “Fund Summary – Who manages the Fund?” section of the Prospectus, the current information is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start date on the Fund
Janaki Rao	Managing Director, Head of US Multisector	May 2024
Mansur Rasul	Executive Director, Head of Emerging Markets Debt	December 2025
Brendan Dillon	Executive Director, Senior Portfolio Manager	December 2025

The following replaces the information in the section of the Fund’s Statutory Prospectus entitled “Who manages the Fund – Portfolio managers”:
Janaki Rao, Mansur Rasul, and Brendan Dillon are the lead portfolio managers primarily responsible for the overall day-to-day management of the Fund. When making decisions for the Fund, Messrs. Rao, Rasul, and Dillon regularly consult with other investment professionals.
Janaki Rao
Managing Director, Head of US Multisector
Janaki is Head of the US Multisector Team at Nomura Asset Management International, a role he assumed in May 2024 at Macquarie Asset Management. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He has overall responsibility for US multisector capabilities, including the portfolios, the team, and client and business management.
Prior to Macquarie, Janaki was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research.
Janaki earned a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Mansur Rasul
Executive Director, Head of Emerging Markets Debt
Mansur is Head of Emerging Markets Debt at Nomura Asset Management International, a role he assumed in December 2025. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025.
Prior to his role managing emerging markets credit portfolios, he was responsible for emerging markets trading at Macquarie Asset Management. Before Macquarie, he worked at ING Financial Markets, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for Daiwa Capital Markets America as Director of the firm’s fixed income syndicate, responsible for the placement of all fixed income products to US-based accounts. He also worked with Merrill Lynch as an associate responsible for Asian credit trading and worked at Delaware Investments as an Analyst.
Mansur earned a Bachelor of Science in economics with a minor in political science from Northwestern University.

Brendan Dillon
Executive Director, Senior Portfolio Manager
Brendan is a Senior Portfolio Manager for Fixed Income at Nomura Asset Management International, a role he assumed in November 2023 at Macquarie Asset Management. In this role, he is responsible for the management of the firm’s Convertible Bond strategies. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025.
Previously, he was a Senior Credit Analyst with Macquarie Asset Management’s Private Placements Group, responsible for financial, chemical, paper/packaging, and automotive companies. Prior to Macquarie, Brendan spent 12 years at Aberdeen Investment Management in various roles, most recently as a Senior Portfolio Manager for the US and global high yield strategies, a role he held for eight years. Prior to Aberdeen, he worked as an Analyst/Trader on the Convertible Securities Team at Gartmore Global Investments. He began his career as an Analyst with the Mergers and Acquisitions Group of Wachovia Securities.
He earned a Bachelor of Business Administration from Bucknell University.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2025.